Exhibit 99.1

Investor Presentation

February 2015

Disclaimers

Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including our financial targets for 2015 and 2017 and contributions from acquisitions. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include those discussed in XPO’s filings with the SEC and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of the acquisitions, including the expected impact on XPO’s results of operations; XPO’s ability to successfully integrate and realize anticipated synergies and cost savings with respect to acquired companies; XPO’s ability to raise capital; XPO’s ability to attract and retain key employees to execute its growth strategy, including acquired companies’ management teams; the ability to develop and implement a suitable information technology system; litigation, including litigation related to alleged misclassification of independent contractors; the ability to maintain positive relationships with XPO’s networks of third-party transportation providers; the ability to retain XPO’s and acquired companies’ largest customers; rail and other network changes; weather and other service disruptions; and governmental regulation. All forward-looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO or its businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and XPO undertakes no obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

Non-GAAP Financial Measures

This document contains certain non-GAAP financial measures as defined under Securities and Exchange Commission (“SEC”) rules, such as adjusted earnings (loss) before interest, taxes, depreciation and amortization (“EBITDA”) for the quarter ended December 31 2014. As required by SEC rules, we provide reconciliations of this measure to the most directly comparable measure under United States generally accepted accounting principles (“GAAP”), which are set forth in this document. We believe that adjusted EBITDA improves comparability from period to period by removing the impact of our capital structure (interest expense from our outstanding debt), asset base (depreciation and amortization), tax consequences and transaction and integration costs related to certain acquisitions we have completed. In addition to its use by management, we believe that adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate the financial performance of companies in our industry. Other companies may calculate adjusted EBITDA differently, and therefore our measure may not be comparable to similarly titled measures of other companies. Adjusted EBITDA is not a measure of financial performance or liquidity under GAAP and should not be considered in isolation or as an alternative to net income, cash flows from operating activities and other measures determined in accordance with GAAP. Items excluded from adjusted EBITDA are significant and necessary components of the operations of our business, and, therefore, adjusted EBITDA should only be used as a supplemental measure of our operating performance.

One of the Largest 3PLs in North America

We facilitate over 37,000 deliveries per day

#3 freight brokerage firm and Top 50 logistics company

#3 provider of intermodal services, and a leader in

cross-border Mexico intermodal

#1 manager of expedited shipments

#1 provider of last mile logistics for heavy goods

Leading provider of technology-enabled contract logistics

Growing presence in freight forwarding, LTL and managed

transportation

Sources for rankings: Transport Topics, Journal of Commerce and company data

Clearly Defined Strategy for Value Creation

Acquire companies that bring value and are highly scalable

Significantly scale up and optimize existing operations

Open cold-starts where sales recruitment can drive revenue

We are committed to providing world class service

to customers as the industry’s most innovative and

comprehensive multi-modal logistics provider

$700 Million Strategic Investment in XPO

Three global institutions invested a total of $700 million of equity to further XPO’s growth strategy

PSP Investments, GIC of Singapore and Ontario Teachers’

Pension Plan

Transaction completed September 17, 2014

Strong endorsement of XPO’s plan for value creation

Capital primarily will be used to capitalize on acquisition pipeline

2017 financial targets raised in September 2014 to

$9 billion of revenue and $575 million of EBITDA

$400 Million Senior Unsecured Notes

Capital primarily will be used to capitalize on acquisition pipeline

Add-on to existing 7.875% senior notes due 2019

Gross proceeds $416 million

Yield to maturity of 6.836%

Callable starting in September 2016

Settlement date February 13, 2015

XPO has approximately $1.5 billion of available capital,

including $1.1 billion in cash

Precise Execution of Growth Plan

Completed 14 strategic acquisitions and established

23 cold-starts in about three years

Created leading-edge recruiting and training programs

Introduced scalable IT platform

Added national operations centers for shared services, carrier procurement and last-mile operations

Stratified customers, assigned a single point of contact to each

Created a culture of passionate on-time performance

Disciplined focus on operational excellence

Strong Commitment to Shipper Satisfaction

Integrated network with cross-company visibility

201 locations in the U.S., Canada, Mexico, Asia and Europe

More than 10,000 employees

More than 4,900 owner-operator trucks under contract fordrayage, expedited and last mile subsidiaries

Relationships with an additional 30,000 vetted carriersrepresenting approximately 700,000 trucks

Access to 60,000 miles of network rail routes

Major Coverage: U.S., Mexico and Canada

Serving over 15,000 customers

Manufacturing Retail, E-commerce Industrial Technology Aerospace Commercial Life Sciences Governmental

Source: Company data

Significant Growth Embedded in XPO’s Model

Strategic accounts: market multiple services to large shippers

Cold-starts: expand footprint in markets with best access to sales talent

Scale and productivity: recruit sales reps and provide state-of-the-art training and information technology

Market demand: build leadership positions in the fastest-growing areas of logistics

Multi-modal: become the logistics partner of choice by offering the most compelling range of transportation solutions

M&A program: focus on the top pipeline prospects

Secular Trends Driving Industry Growth

Growth in e-commerce retailing

Outsourcing of logistics services and capacity Conversion from over-the-road to intermodal rail Near-shoring of manufacturing in Mexico

Just-in-time lean production Driver shortage

Automation of the transportation logistics process

We have positioned XPO’s service offering to capitalize on each of these trends

Leading Positions in High-Growth Sectors

Market Projected

Size Growth

Sector ($ billions) (x GDP) Growth Drivers

Truck brokerage $50 2-3 times Outsourcing and technology

Long-haul rail efficiencies and

Intermodal $15 3-5 times near-sourcing of

manufacturing in Mexico

Heavy goods, $13 5-6 times Outsourcing and e-commerce

last-mile

Sources: Armstrong & Associates, Norbridge, Inc., EVE Partners LLC, FTR Associates, SJ Consulting Group, Inc.,

Bureau of Economic Analysis, US Department of Commerce

Acquired UX Specialized Logistics

Compelling reasons for the transaction

Non-asset, highly scalable last mile logistics provider for heavy goods home delivery and e-commerce

Long-term contracts with blue chip retailers and e-tailers who can use XPO’s full range of services

19% revenue CAGR for the past five years

Boosts XPO’s capacity by over 1,600 contract carriers and independent installers

Adds approximately 700 employees and four locations

Details of the UX Transaction

$59 million purchase price

Adds approximately $113 million of revenue (full year 2014)

Multiple of approximately seven times full year 2014 adjusted EBITDA of $8.2 million

Transaction completed February 9, 2015

Expected to be immediately accretive to earnings before the benefits of cross-selling and other synergies

Funded with cash on hand

Acquired New Breed in September 2014

Leads the most desirable sector of contract logistics

Technology-enabled solutions for blue chip customers

Focus on industries with strong potential for outsourcing contract logistics: technology, telecom, e-commerce, aerospace and

defense, medical equipment, and select areas of manufacturing

Capitalizes on trend toward outsourcing reverse logistics, lean manufacturing and aftermarket support, transportation

management and other contract logistics services

Significant cross-selling opportunities with XPO strategic

accounts, New Breed customers and their vendors

New Breed’s Attractive Business Model

Very stable relationships with low cyclicality

Approximately 99% contractual revenue renewal rate over the

past three years

Top 10 customers have utilized New Breed for an average of

10 years

38% return on invested capital (FY 2013)(1)

Low capex requirements (4.2% of revenue in FY 2013) and

largely devoted to IT development

(1) Return on invested capital equals ongoing operations EBIT divided by the sum of net working capital and net PP&E

Source: Company data

Acquired Pacer in March 2014

Gained instant scale in North American intermodal

Third largest provider of intermodal services

A leading provider in cross-border Mexico intermodal, with

30 years’ experience

Access to 60,000 miles of network rail routes

Decades-deep relationships with the railroads

Added $980 million of revenue (FY 2013), 31 locations and

approximately 800 employees

Sources: SJ Consulting Group, Inc., Bureau of Economic Analysis, US Department of Commerce and company data

Major Intermodal Market Opportunity

$15 billion sector in North America

–

Growing at three to five times GDP

One of the fastest-growing areas of transportation logistics

Enables shippers to lower transportation costs for freight

traveling 600 miles or more

Rail is more fuel-efficient than truckload for long haul

Intermodal can lower shipper’s cost by up to 20%

Sources: SJ Consulting Group, Inc., FTR Associates and company data

High-Growth Cross-Border Mexico Sector

Near-shoring in Mexico – fast becoming the manufacturing

country of choice

– Competitively priced labor force versus China

Faster speed-to-market than overseas locales

Can be more cost effective than cross-border truckload

Growth driven by billions of dollars invested by major

manufacturers, Mexican government and the rails

Large opportunity to convert to intermodal: an estimated

2.8 million trucks move cross-border each year

Sources: AlixPartners and company data

Integration of Intermodal Is Driving Results

Strong value proposition as a large, single-source supply chain partner with deep capacity

Energetically cross-selling intermodal to XPO customer base,

and selling full service range to intermodal customers

New Rail Optimizer technology platform in beta test

$15 million of targeted cost synergies largely realized

Source: Company data

Acquired 3PD in August 2013

Rebranded as XPO Last Mile

Largest provider of last-mile logistics for heavy goods home delivery in North America

Facilitates approximately eight million last-mile deliveries per year

Leading, proprietary software for workflow and customer experience management

Strong customer-centric culture built by experienced leaders who now run the business for XPO

Source: Company data

Last Mile’s Expansive Market Potential

XPO Last Mile serves one of the fastest-growing sectors of non-asset, third party logistics

Heavy goods home delivery growing at five to six times GDP

Strong tailwinds from e-commerce and outsourcing $13 billion market for heavy goods home deliveries

Only 30% currently going through 3PLs

Highly fragmented with many small, regional providers

Sources: Norbridge, Inc. and EVE Partners LLC

XPO Has a Strong Platform for Last Mile

Capitalizing on major advantages of scale and growing

Cost efficiencies, productivity, access to trucks, rigorous quality control systems, expertise

Acquired Optima Service Solutions in November 2013

Highly scalable supplier, leading arranger of last mile installations of large appliances and electronics

Acquired ACL in July 2014 and UX in February 2015

Expanded business with blue chip customers in retailing and e-tailing

Source: Company data

Acquired NLM in December 2013

Rebranded as XPO NLM

#1 web-based expediter, made XPO the #1 manager of expedited shipments in North America

Manages an annual run rate of more than three quarters of a billion dollars of gross transportation spend

Online auction system proprietary to XPO

Carriers bid on loads that are awarded electronically

Benefits from trend toward just-in-time inventories, and supply chain disruptions

Source: Company data

Focused Sales and Marketing Effort

Differentiate XPO by providing a passionate commitment to customer satisfaction across a range of services

Single point of contact for each customer

Strategic accounts team marketing to largest 2,000 shippers

National accounts team focused on next largest 1,600 shippers

Branch network expands our reach to hundreds of thousands of small and medium-sized shippers

Capture more of the $32 billion less-than-truckload opportunity

72% of top 50 customers are using multiple XPO services

Sources: SJ Consulting Group, Inc., company data

Increasing Productivity through Technology

One common IT platform for freight brokerage in all cold-starts and acquired companies

Proprietary freight optimizer tools for pricing and load-covering put in place in 2012

Highly scalable load execution and tendering via automated load-to-carrier matching

Total IT budget of approximately $125 million for 2015

Growth through Cold-starts

23 cold-starts

– 12 freight brokerage; 10 freight forwarding; one expedited

Freight brokerage cold-starts on an annual revenue run rate of more than $270 million

Low capital investment can deliver outsized returns

Hire strong industry veterans as branch presidents

Position in prime recruitment areas and scale up

Source: Company data

CEO Bradley S. Jacobs

Founded and led four highly successful companies, including world-class public corporations

United Rentals: Built world’s largest equipment rental company

United Waste: Created 5th largest solid waste business in North America

Hamilton Resources: Grew global oil trading company to ~$1 billion ?Amerex Oil Associates: Built one of world’s largest oil brokerage firms

United Rentals stock outperformed S&P 500 by 2.2x from 1997 to 2007 United Waste stock outperformed S&P 500 by 5.6x from 1992 to 1997

Highly Skilled Management Team Partial list

Troy Cooper *Chief Operating Officer*	United Rentals, United Waste
John Hardig *Chief Financial Officer*	Stifel Nicolaus, Alex. Brown
Scott Malat *Chief Strategy Officer*	Goldman Sachs, UBS, JPMorgan Chase
Gordon Devens *General Counsel*	AutoNation, Skadden Arps
Louis DeJoy *Chief Executive Officer, New Breed*	New Breed Logistics
Karl Meyer *Chief Executive Officer, XPO Last Mile*	3PD, Home Depot
Paul Smith *President, Intermodal division*	Pacer International
Dominick Muzi *President, Freight Forwarding division*	CGL, Priority Solutions Int., AIT Worldwide
Julie Luna *Chief Commercial Officer*	Pacer International, Union Pacific
Greg Ritter *Senior Vice President, Strategic Accounts*	Knight Brokerage, C.H. Robinson
Mario Harik *Chief Information Officer*	Oakleaf Waste Management

The full management team can be found on www.xpologistics.com

XPO Logistics
29

Deep Bench of Industry Experience Partial list

Dave Rowe *Chief Technology Officer*	Echo Global Logistics
Bud Workmon *President, XPO Last Mile*	3PD, Cardinal Logistics
Will O'Shea *Chief Sales and Marketing Officer, XPO Last Mile*	3PD, Ryder Integrated Logistics, Cardinal Logistics
Tom Connolly *Senior Vice President, Acquisitions*	EVE Partners
Drew Wilkerson *Regional Vice President*	C.H. Robinson
Doug George *Regional Vice President*	AFN, Ryder Integrated Logistics
Jenna Sargent *Regional Sales and Operations Manager*	OHL, Schneider Logistics
Jake Schnell *Sr. Operational Process and Integration Manager*	C.H. Robinson
Lou Amo *Vice President, Operational Initiatives*	Electrolux, Union Pacific, Odyssey Logistics
Jim Commiskey *Strategic Accounts Manager*	Pacer International, UPS, Menlo
Chris Duffell *Vice President, Strategic Initiatives*	United Rentals

XPO Logistics 30

4Q Results Exceeded Expectation

Revenue ($ millions) Adjusted EBITDA ($ millions) (1)

$831 $42.0

+223% YOY

$257

$1.5

Q4 ‘13 Q4 ‘14 Q4 ‘13 Q4 ‘14

Achieved year-end 2014 targets for an annual revenue run rate of at least $3 billion and an EBITDA run rate of at least $150 million

(1) For a reconciliation of adjusted EBITDA to GAAP net loss, see Appendix

First 36 Months of Growth Strategy

Revenue ($ millions) $831

$662 $581

$295 $245 $194 $137 $109 $114

$55 $71

$45

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2012 2013 2014

Incentivized XPO Management

Equity ownership aligns management team with shareholders

Management and directors own approx. 22% of the company

Common Stock Equivalent Capitalization as of 12/31/14

Common Shares 77.4 million(1)

Preferred Shares 10.5 million

Warrants (Strike Price $7 per share) 10.6 million (8.8 million dilutive)(2)

Convertible Senior Notes 6.5 million shares(3)

Stock Options and RSUs 2.5 million shares dilutive(4)

Fully Diluted Shares Outstanding 105.7 million shares

(1) Based on SEC beneficial ownership calculation as of December 31, 2014

(2) Dilutive effect of warrants calculated using treasury method (using XPO closing price of $40.88 on December 31, 2014); total warrant proceeds of $74.0 million

(3) Assumes conversion in full of $106.8 million in aggregate principal amount of 4.50% convertible senior notes due 2017 outstanding at December 31, 2014

(4) Dilutive effect of RSUs and stock options outstanding at December 31, 2014, calculated using treasury method (using XPO closing price of $40.88 on

December 31, 2014)

Clear Path for Significant Value Creation

Significant growth embedded in XPO’s business model

Leading positions in fastest-growing areas of transportation

Compelling value proposition as a multi-modal, single-source provider

Passionate culture of on-time performance and productivity

Top management talent with skills that uniquely fit XPO’s

growth strategy

Appendix

The following table reconciles XPO’s net loss available to common stockholders for the three months and year ended December 31, 2014, to adjusted EBITDA for the same periods.

Reconciliation of Non-GAAP Measures XPO Logistics, Inc.

Consolidated Reconciliation of EBITDA to Net Loss (In millions)

Three Months Ended December 31, Year Ended December 31,

2014 2013 Change % 2014 2013 Change %

Net loss available to common shareholders $ (51.5) $ (11.3) 355.8% $ (107.4) $ (51.5) 108.5%

Preferred dividends (0.7) (0.7) 0.0% (2.9) (3.0) -3.3%

Preferred stock beneficial conversion charge (40.9) — 100.0% (40.9) — 100.0%

Net loss (9.9) (10.6) -6.6% (63.6) (48.5) 31.1%

Debt commitment fees(1) — — 0.0% 14.4 3.0 380.0%

Other interest expense 16.7 5.6 198.2% 33.6 15.2 121.1%

Income tax benefit (0.9) (3.7) -75.7% (26.1) (22.5) 16.0%

Accelerated amortization of trade names — — 0.0% 3.3 3.1 6.5%

Other depreciation and amortization 34.6 9.0 284.4% 95.0 17.7 436.7%

EBITDA $ 40.5 $ 0.3 13400.0% $ 56.6 $ (32.0) -276.9%

Transaction and integration costs 1.5 1.2 25.0% 23.6 6.5 263.1%

XPO Express and XPO Last Mile rebranding costs — — 0.0% 1.2 — 100.0%

Adjusted EBITDA $ 42.0 $ 1.5 2700.0% $ 81.4 $ (25.5) -419.2%

(1)Debt commitment fees are recorded in interest expense.